Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of CRA International, Inc. (the “Company”) on Form 10-Q for the quarter ended June 28, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Financial Officer, Executive Vice President and Treasurer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ CHAD M. HOLMES
Chad M. Holmes
Executive Vice President, Chief Corporate Development Officer and interim Chief Financial Officer and Treasurer
Date: July 31, 2025